EXHIBIT 10.2

Assignment of Subscriber Unit License Agreement

and Related Agreements

This Assignment of Subscriber Unit License Agreement and Related Agreements (the “Assignment”) is entered into as of October 17, 2005 (the “Effective Date”) among QUALCOMM Incorporated, a Delaware corporation (“QUALCOMM”), Axesstel, Inc., a California corporation (“Axesstel California”), and Axesstel, Inc., a Nevada corporation (“Axesstel Nevada”), with respect to the following facts:

WHEREAS, QUALCOMM (or a QUALCOMM Affiliate) and Axesstel California are parties to each of the following agreements:

(i)	Subscriber Unit License Agreement dated November 14, 2000, as amended (collectively, the “License Agreement”);

(ii)	Component Supply Agreement dated February 28, 2001 between Axesstel California and QUALCOMM CDMA Technologies Asia-Pacific PTE LTD. (“QCTAP”), as amended;

(iii)	USB Host Driver Software Tools Limited Use Agreement dated October 21, 2004;

(iv)	DMSS5100 Software Agreement dated December 5, 2002, as amended;

(v)	DMSS5010 Software Agreement dated November 24, 2003;

(vi)	DMSS6000 Software Agreement dated March 25, 2005, as amended;

(vii)	AMSS6500 Software Agreement dated April 11, 2004, as amended;

(viii)	Agreement for RF Chipsets dated August 16, 2005; and

(ix)	Component Supply Agreement dated November 14, 2000 between Axesstel California and QUALCOMM;

(the foregoing agreements in (i) – (ix) shall be referred to collectively as the “Assigned Agreements”);

WHEREAS, Axesstel California is a wholly-owned subsidiary of Axesstel Nevada; and

WHEREAS, Axesstel California has requested that QUALCOMM consent to the assignment of the Assigned Agreements to Axesstel Nevada, and QUALCOMM is willing to consent to such assignment subject to the terms and conditions set forth herein and in the Assigned Agreements.

NOW, THEREFORE, the parties hereby agree as follows:

1. Definitions. Unless otherwise specified in this Assignment, capitalized terms used herein shall have the meanings set forth in the License Agreement.

2. Assignment. As of the Effective Date:

2.1	Axesstel California hereby assigns to Axesstel Nevada, and Axesstel Nevada hereby accepts the assignment of, all of Axesstel California’s rights, title and interest in, to and under the Assigned Agreements.

2.2	Axesstel California hereby delegates to Axesstel Nevada, and Axesstel Nevada hereby agrees to assume, the performance obligations and duties of all of the terms, conditions and covenants to be performed by Axesstel California under the Assigned Agreements.

2.3	QUALCOMM (or QCTAP as the case may be) hereby consents to the transfer to Axesstel Nevada of all of the rights and obligations of Axesstel California under the Assigned Agreements and, subject to the terms and conditions of this Assignment, hereby agrees that all duties and obligations of QUALCOMM (or QCTAP as the case may be) due and owing to Axesstel California under the Assigned Agreements shall henceforth be due and owing to Axesstel Nevada instead of Axesstel California.

2.4	All references to Axesstel California in the Assigned Agreements shall be deemed references to Axesstel Nevada, and Axesstel Nevada is substituted for Axesstel California as the LICENSEE under the License Agreement.

2.5	Notwithstanding the foregoing assignments and delegations, Axesstel California shall remain liable to QUALCOMM for all obligations arising under the License Agreement and the other Assigned Agreements prior to the Effective Date and the licenses granted by Axesstel California to QUALCOMM under the License Agreement shall survive and remain in full force and effect as if the License Agreement had not been assigned to Axesstel Nevada.

3. Notices. As of the Effective Date, Section 21 of the License Agreement is amended to provide that notices to LICENSEE under the License Agreement shall be addressed as follows:

Axesstel, Inc.

6815 Flanders Drive, Suite 210

San Diego, California 92121

Facsimile No.: 858-625-2110

Telephone No.: 858-625-2100

Attn: Counsel

4. No Other Amendment or Modification. Except as expressly set forth in this Assignment, the License Agreement and the other Assigned Agreements shall remain in full force and effect without modification. The terms and conditions of this Assignment shall not be modified or amended except by a writing signed by authorized representatives of all of the parties.

IN WITNESS WHEREOF, the parties hereto have caused this Assignment to be executed by their duly authorized representatives as of the Effective Date.

QUALCOMM Incorporated		QUALCOMM CDMA Technologies
Asia-Pacific PTE LTD.

By:	/s/ Derek Aberle	By:	/s/ James P. Lederer
Printed Name:	Derek Aberle	Printed Name:	James P. Lederer
Sr Vice President, Finance
Title:	VP & GM, CDMA Licensing	Title:	QUALCOMM CDMA Technologies
Date:	10/17/05	Date:

Axesstel, Inc., a California corporation		Axesstel, Inc., a Nevada corporation

By:	/s/ Mike H. P. Kwon	By:	/s/ Mike H. P. Kwon
Printed Name:	Mike H. P. Kwon	Printed Name:	Mike H. P. Kwon
Title:	Chairman	Title:	Chairman and CEO
Date:	10-7-05	Date:	10-7-05

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